FOR IMMEDIATE RELEASE	CONTACT:
Thursday, August 4, 2005	Diana Hayden
Senior Director, Investor Relations (202) 333-0001 dhayden@inphonic.com

InPhonic Announces Record Financial Results for Second Quarter 2005

and Reaffirms Guidance

WASHINGTON, D.C. – August 4, 2005 — InPhonic, Inc. (NASDAQ: INPC), a leading online seller of wireless services, today reported financial results for its second quarter ended June 30, 2005.

Consolidated Financial Results

GAAP Results

•	Revenues were $81.6 million for the second quarter 2005, compared to $50.1 million for the second quarter 2004, an increase of 63% year over year.

•	Net loss attributable to common stockholders was $(1.7) million or $(0.05) per basic and diluted share for the second quarter 2005, a 74% improvement compared to a net loss attributable to common stockholders of $(6.5) million, or $(0.56) per basic and diluted share, for the second quarter 2004.

•	The net loss attributable to common stockholders for the second quarter 2005 included stock-based compensation of $(2.8) million, loss on investment of $(0.2) million, and depreciation and amortization of $(2.1) million. The net loss attributable to common stockholders for the second quarter 2004 included stock-based compensation of $(2.7) million, loss on investment of $(0.2) million, and depreciation and amortization of $(1.4) million.

•	General and administrative costs for the second quarter 2005 were $13.2 million, including stock-based compensation of $2.2 million. This compares to $11.9 million for the second quarter 2004, including stock-based compensation of $2.4 million. Sales and marketing costs for the second quarter 2005 were $20.6 million, including stock-based compensation of $0.6 million. This compares to $11.3 million for the second quarter 2004, including stock-based compensation of $0.3 million.

Non-GAAP Results

•	Revenues were $81.6 million for the second quarter 2005, compared with revenues of $49.1 million for the second quarter 2004 (excluding, for comparison purposes, the effects of the one-time recognition of $1.0 million in revenues in the second quarter 2004 that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements), an increase of 66% year over year.

•	Adjusted EBITDA for the second quarter 2005 was $6.9 million, compared to Adjusted EBITDA of $0.5 million for the second quarter 2004, an improvement of $6.4 million year over year.

•	Adjusted Earnings before Taxes (“Adjusted EBT”) for the second quarter 2005 were $5.4 million, or $0.13 per diluted share, reflecting an improvement of $6.0 million compared to Adjusted EBT of $(0.6) million, or $(0.02) per diluted share for the second quarter 2004.

•	General and administrative costs for the second quarter 2005 were $9.4 million, excluding stock-based compensation of $2.2 million, settlement costs of $0.4 million and non-recurring expenses of $1.2 million, compared to general and administrative costs of $9.5 million, excluding stock-based compensation of $2.4 million, for the second quarter 2004. Sales and marketing costs for the second quarter 2005 were $19.1 million, excluding stock-based compensation of $0.6 million, settlement costs of $0.5 million and non-recurring costs of $0.4 million, compared to sales and marketing costs of $11.0 million, excluding stock-based compensation of $0.3 million, for the second quarter 2004.

The components of Adjusted EBITDA, Adjusted EBT and Adjusted EBT per diluted share are discussed below under “Non-GAAP Financial Measures”, and a reconciliation between GAAP and Non-GAAP results is shown immediately following the Unaudited Consolidated Statements of Cash Flows.

“Our financial results reflect solid execution across our business,” said David A. Steinberg, chairman and chief executive officer. “We remain focused on expanding our business and enhancing our value proposition to the carriers, our marketing partners and customers. After having achieved our first half 2005 goals, InPhonic is well positioned to execute on our business plan for the remainder of the year and beyond.”

Operating Highlights

•	Launched an online customer acquisition program for Sprint PCS, employing InPhonic’s expansive online marketing channels and comprehensive e-commerce platform;

•	Signed multi-year wholesale contract with Cingular Wireless, the nation’s largest wireless provider, to resell wireless minutes and data services provisioned on the Cingular GSM nationwide network;

•	Completed the integration of the A1 Wireless USA, Inc. acquisition;

•	Acquired VMC Satellite, a leading satellite television activation company;

•	Added Hawaii’s largest telecommunications provider, Hawaiian Telecom, previously Verizon Hawaii, as MVNO client;

•	Launched premium Accessories and Device Protection programs;

•	Initiated VoIP communication service offering through Vonage Partnership.

Business Outlook

The following business outlook is based on current information and expectations as of August 4, 2005. InPhonic’s business outlook as of today will be available on the Company’s Investor Relations Web site throughout the current quarter. It is currently expected the outlook will not be updated until the release of InPhonic’s next quarterly earnings announcement, notwithstanding subsequent developments; however, InPhonic may update the outlook or any portion thereof at any time.

InPhonic is providing guidance for the third quarter 2005 and reaffirming guidance for the full year 2005.

Figures in millions, except Adjusted EBT	Guidance Q3 2005	Guidance FY 2005
Revenues	$90.0-$92.0	$345.0-$355.0
Adjusted EBITDA	$11.0-$12.0	$36.0-$37.0
Adjusted EBT, per share	$0.24-$0.26	$0.75-$0.78

Forward-Looking Statements

This press release contains forward-looking statements, including, without limitation, all statements related to future financial performance, plans to grow our business and build our brand. Words such as “expect,” “anticipate” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our fluctuating operating results, seasonality in our business, our ability to acquire products on reasonable terms, our online business model, demand for our products, the strength of our brand, competition, our ability to fulfill orders and other risks detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the Year ended December 31, 2004 and our Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and InPhonic undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Conference Call

Company management will be holding a conference call to discuss its second quarter 2005 financial results Today, Thursday, August 4, 2005 after the close of the day’s trading on the NASDAQ Stock Market. InPhonic will host a conference call, open to the general public, at 5:00 PM Eastern Time to discuss financial results and provide a Company update.

The conference call can be accessed by the following:

•	877-502-9272 (Domestic) or 913-981-5581 (International); passcode 1943863.

•	The replay will be available through August 13, 2005 by dialing 888-203-1112 (Domestic) or 719-457-0820 (International); passcode 1943863.

•	The Company will also audio Webcast the call. A link to the audio Webcast will be available on the Company’s website at www.inphonic.com in the Investor Relations section.

•	More call information and an audio archive following the call will be available on the Company’s website at www.inphonic.com in the Investor Relations section.

•	Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal.

•	Institutional investors can access the call via the password-protected event management site, www.streetevents.com .

Non-GAAP Financial Measures

To supplement the Company’s unaudited consolidated financial statements, which are presented in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), InPhonic uses the following Non-GAAP measures of certain components of financial performance.

Adjusted EBITDA – Earnings before interest, taxes, depreciation and amortization, adjusted for stock-based compensation, loss on investments, restructuring costs, settlement costs and non-recurring expenses, which are defined as expenses that have been eliminated during the period that will not be incurred in future periods. The Company’s calculation of Adjusted EBITDA for the first quarter 2005 did not incorporate the impact of settlement costs or non-recurring expenses.

Adjusted EBT – Earnings excluding net interest and other expense (income), stock-based compensation, restructuring costs, loss on investments, depreciation and amortization related to acquisitions, settlement costs and non-recurring expenses, which are defined as expenses that have been eliminated during the period that will not be incurred in future periods. The Company’s calculation of Adjusted EBT for the first quarter 2005 did not incorporate the impact of settlement costs or non-recurring expenses.

Adjusted EBT per diluted share – per share value of Adjusted EBT on fully-diluted basis, does not include the impact of treasury stock.

The Company believes that the presentation of Adjusted EBITDA, Adjusted EBT and Adjusted EBT per diluted share provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. The Company believes when U.S. GAAP net income and U.S. GAAP net income per share are viewed in conjunction with these Non-GAAP measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, the Company’s management uses these measures for reviewing the Company’s financial results.

These measures should be considered in addition to results prepared in accordance with U.S. GAAP, but should not be considered a substitute for, or superior to, GAAP results. The Company has reconciled Non-GAAP financial measures included in this press release to the nearest GAAP measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these Non-GAAP financial measures to their most directly comparable GAAP financial measure.

About InPhonic

Headquartered in Washington, D.C., InPhonic, Inc. (NASDAQ: INPC) is a leading online seller of wireless services and products. InPhonic sells these services and products, and provides world-class customer service through websites that it creates and manages for online businesses, national retailers, member-based organizations and associations under their own brands. InPhonic also operates Wirefly, a leading mobile phones and wireless plans comparison site that was awarded “Best of the Web” by Forbes magazine in 2004. InPhonic owns and operates Liberty Wireless, a leading MVNO and can deliver a full range of mobility solutions to enterprise clients through its Mobile Virtual Network Enablement (MVNE) platform. In 2004, InPhonic was selected #1 company of the year on the Inc. 500 – Inc. Magazine’s list of the fastest-growing privately held companies in the United States. InPhonic was named T-Mobile’s Internet Partner of the Year for 2004. For more information on the company, its products and services, visit the InPhonic Corporate website at www.inphonic.com.

INPHONIC, INC. & SUBSIDIARIES

Unaudited Consolidated Statements of Operations

(in thousands, except per share and share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2005	2004	2005
Revenues:
Activations and services	$40,405	$61,266	$73,827	$118,508
Equipment	9,697	20,352	16,351	39,717

Total revenues	50,102	81,618	90,178	158,225

Cost of revenues, excluding depreciation and amortization:
Activations and services	5,807	4,442	11,836	9,779
Equipment	22,289	42,642	39,236	82,738

Total cost of revenues	28,096	47,084	51,072	92,517

Operating expenses:
General and administrative expenses, excluding depreciation and amortization	11,916	13,192	22,059	31,301
Sales and marketing expenses, excluding depreciation and amortization	11,317	20,619	21,337	39,026
Depreciation and amortization	1,425	2,142	3,034	3,919
Restructuring costs	—	245	—	394
Loss on investment	150	228	150	228

Total operating expenses	24,808	36,426	46,580	74,868

Loss from operations	(2,802)	(1,892)	(7,474)	(9,160)

Other income (expense):
Interest income	69	545	134	1,027
Interest expense	(191)	(305)	(368)	(513)

Total other income (expense)	(122)	240	(234)	514

Net loss	(2,924)	(1,652)	(7,708)	(8,646)
Preferred stock dividends and accretion to preferred redemption value	(3,542)	—	(5,657)	—

Net loss attributable to common stockholders	$(6,466)	$(1,652)	$(13,365)	$(8,646)

Basic and diluted net loss per share	$(0.56)	$(0.05)	$(1.16)	$(0.26)

Basic and diluted weighted average shares outstanding	11,576,364	33,847,007	11,561,524	33,380,156

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2005	2004	2005
Stock based compensation is allocated as follows:
General and administrative	$2,406	$2,225	$2,613	$8,586
Sales and marketing	302	567	320	1,210

Total stock based compensation	$2,708	$2,792	$2,933	$9,796

INPHONIC, INC. & SUBSIDIARIES

Unaudited Selected Segment Information

(in thousands)

	Three Months Ended, June 30		Six Months Ended, June 30
	2004	2005	2004	2005
Revenues:
Wireless activations and services (a)	$35,908	$73,396	$61,481	$138,927
MVNO services (b)	12,328	7,024	24,848	16,670
Data services	1,866	1,198	3,849	2,628

Total revenues	50,102	81,618	90,178	158,225

Cost of revenues, excluding depreciation and amortization:
Wireless activations and services (a)	$19,778	$41,719	$34,390	$80,668
MVNO services (b)	8,021	5,190	15,714	11,417
Data services	297	175	968	432

Total cost of revenues	28,096	47,084	51,072	92,517

(a)	Wireless activations and services segment includes financial results of the Cellular Activations and Satellite Television units.

(b)	MVNO services segment includes financial results of the MVNO services and MVNE services units.

INPHONIC, INC & SUBSIDIARIES

Unaudited Consolidated Balance Sheets

(in thousands, except share amounts)

	December 31, 2004	June 30, 2005
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$100,986	$65,260
Short-term investments	—	17,860
Accounts receivable, net of allowance for doubtful accounts	19,039	39,667
Inventory, net	10,860	17,791
Prepaid expenses	11,434	1,475
Deferred costs and other current assets	2,391	2,561

Total current assets	144,710	144,614
Restricted cash and cash equivalents	500	500
Property and equipment, net	5,975	9,336
Goodwill	9,479	30,710
Intangible assets, net	1,490	15,978
Deposits and other assets	1,635	1,749

Total assets	$163,789	$202,887

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$16,922	$24,298
Accrued expenses and other liabilities	23,502	34,873
Short-term capital leases	279	225
Deferred revenue	10,723	12,860

Total current liabilities	51,426	72,256
Long-term capital leases	261	168

Total liabilities	$51,687	$72,424

Stockholders’ equity:
Common stock, $0.01 par value
Authorized 200,000,000 shares at December 31, 2004 and June 30, 2005; issued and outstanding 32,252,573 and 35,097,657 shares at December 31, 2004 and June 30, 2005, respectively;	$324	$352
Additional paid-in capital	238,241	265,220
Accumulated deficit	(126,463)	(135,109)

Total stockholders’ equity	112,102	130,463

Total liabilities and stockholders’ equity	$163,789	$202,887

INPHONIC, INC & SUBSIDIARIES

Unaudited Consolidated Statement of Cash Flows

(in thousands)

	Six Months Ended June 30,		Three Months Ended June 30,
	2004	2005	2005
	(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net loss	(7,708)	(8,646)	(1,652)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	3,034	3,919	2,142
Non-cash interest expense, net	25	324	162
Stock-based compensation	2,933	9,796	2,792
Write-off of investment	150	228	228
Changes in operating assets and liabilities, net of assets and liabilities received from business acquisition:
Accounts receivable	(1,428)	(20,542)	(10,567)
Inventory	(3,135)	(4,106)	(1,802)
Prepaid expenses	256	(741)	575
Deferred costs and other assets	(201)	(275)	234
Accounts payable	7,368	7,376	3,989
Accrued expenses and other liabilities	1,016	3,655	5,264
Deferred revenue	(667)	2,137	(1,566)

Net cash provided by (used in) operating activities	1,643	(6,875)	(201)

Cash flows from investing activities:
Net cash paid for acquisitions	—	(8,632)	(5,777)
Net cash paid for intangible assets	—	(2,439)	(2,439)
Note receivable from stockholder	(30)	—	—
Purchase of short-term investments	—	(17,860)	(12,893)
Capitalized expenditures, including internal capitalized labor	(2,359)	(6,026)	(3,948)

Net cash used in investing activities	(2,389)	(34,957)	(25,057)

Cash flows from financing activities:
Principal repayments on debt	(189)	(146)	(66)
Net borrowings on line of credit	1,702	—	—
Proceeds from debt borrowings	2,250	—	—
Series D-4 dividends paid	(92)	—	—
Proceeds from exercise of warrants and options	—	6,543	5,896
Costs of initial public offering	—	(291)	(88)

Net cash provided by financing activities	3,671	6,106	5,742

Net increase (decrease) in cash and cash equivalents	2,925	(35,726)	(19,516)
Cash and cash equivalents at December 31, 2003 and 2004 and March 31, 2005, respectively	29,048	100,986	84,776

Cash and cash equivalents at June 30, 2004 and 2005, respectively	31,973	65,260	65,260

Supplemental disclosure of cash flows information:
Cash paid during the quarter for:
Interest	342	90	28
Supplemental disclosure of non-cash activities:
Preferred stock dividends and accretion to redemption value	(5,657)	—	—
Restricted stock issuance	—	547	469
Issuance of common stock in business acquisitions	—	9,238	5,087
Issuance of common stock in intangible asset purchase	—	1,721	1,721
Issuance of common stock warrants for debt fees	816	—	—
Issuance of common stock to settle a liability	50	—	—
Release of funds in escrow related to acquisitions	—	10,700	—

INPHONIC, INC & SUBSIDIARIES

Reconciliation of non-GAAP measures to the nearest comparable GAAP measures

(Unaudited, in millions)

Non-GAAP financial metrics:

	Three months ended June 30, 2004				Three months ended June 30, 2005
	Actual	Adjustments		Non-GAAP Results	Actual	Adjustments		Non-GAAP Results
Revenues	$50.1	$(1.0	)(a)	$49.1	$81.6	$—		$81.6
Cost of Revenues	$(28.1)			$(28.1)	(47.1)	0.9	(c)	(46.2)
General and Administrative Expenses	$(11.9)	$2.4	(d)	$(9.5)	(13.2)	0.4	(b)	(9.4)
						1.2	(c)
						2.2	(d)
Sales and Marketing Expenses	$(11.3)	$0.3	(d)	$(11.0)	(20.6)	0.5	(b)	(19.1)
						0.4	(c)
						0.6	(d)

(a)	One-time recognition of $1.0 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

(b)	Adjustment to exclude settlement costs associated with the A1 Wireless USA acquisition incurred during the period, as these expenses are not expected to be incurred in future periods. These adjustments have been allocated between general and administrative and sales and marketing expenses. Included in settlement costs are vendor termination and settlement costs totaling $0.7 million associated with the A1 Wireless USA acquisition (allocated between general and administrative and sales and marketing expenses), and A1 Wireless USA acquisition relationship termination and settlement costs of $0.2 million (included in general and administrative expenses).

(c)	Adjustment to exclude non-recurring expenses that were eliminated in the current period and are not expected to be incurred in any future periods. Included in non-recurring expenses are costs related to the integration of A1 Wireless USA of $0.5 million (included in general and administrative expenses) which represent salaries and benefits paid to former A1 employees; outsourcing costs of $0.4 million (allocated between general and administrative and sales and marketing expenses), which represent costs incurred related to a terminated customer service vendor; elimination of product line costs of $0.9 million (included in cost of revenues), incurred related to a now corrected, temporary rate plan matching discrepancy between our carrier offering and customer purchases resulting in excessive cost of sales; and employee costs of $0.8 million (allocated between general and administrative and sales and marketing expenses) related to salaries and benefits for employees terminated in the quarter as the Company increased operating efficiency.

(d)	Adjustment to exclude the impact of stock compensation on general and administrative and sales and marketing expenses.

INPHONIC, INC & SUBSIDIARIES

Reconciliation of non-GAAP measures to the nearest comparable GAAP measures

(Unaudited, in millions)

Adjusted EBITDA:

	Three-Months Ended
	June 30, 2004		June 30, 2005
Net income (loss)	$(2.9)		$(1.7)
Non-recurring revenue adjustment	(1.0	)(a)	—
Add Back:
Net interest and other expense (income)	0.1		(0.2)
Taxes	—		—
Depreciation and amortization	1.4		2.1
Stock-based compensation	2.7		2.8
Restructuring costs	—		0.2	(b)
Loss on investment	0.2		0.2
Settlement costs	—		0.9	(c)
Non-recurring expenses	—		2.6	(d)

Adjusted EBITDA	$0.5		$6.9

(a)	One-time recognition of $1.0 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

(b)	Restructuring costs related to the integration of A1 Wireless USA and the related restructuring of the Company’s workforce of $0.2 million, including severance costs for employees terminated in Q1 2005 and trailing rental expenses for excess facilities that were terminated in Q1 2005.

(c)	In calculating Adjusted EBITDA, the Company adds back settlement costs associated with the A1 Wireless USA acquisition incurred during the period, as these expenses are not expected to be incurred in future periods. Included in settlements costs are vendor termination and settlement costs of $0.7 million associated with the A1 Wireless USA acquisition, and A1 Wireless USA relationship termination and settlement costs of $0.2 million.

(d)	In calculating Adjusted EBITDA, the Company adds back non-recurring expenses that were eliminated in the current period and are not expected to be incurred in any future periods. Included in non-recurring expenses are costs related to the integration of A1 Wireless USA of $0.5 million which represent salaries and benefits paid to former A1 employees; outsourcing costs of $0.4 million, which represent costs incurred related to a terminated customer service vendor; elimination of product line costs of $0.9 million, incurred related to a now corrected, temporary rate plan matching discrepancy between our carrier offering and customer purchases resulting in excessive cost of sales; and employee costs of $0.8 million related to salaries and benefits for employees terminated in the quarter as the Company increased operating efficiency.

INPHONIC, INC & SUBSIDIARIES

Reconciliation of non-GAAP measures to the nearest comparable GAAP measures

(Unaudited, in millions except share and per share amounts)

Adjusted EBT:

	Three-Months Ended
	June 30, 2004		June 30, 2005
Net income (loss)	$(2.9)		$(1.7)
Non-recurring revenue adjustment	(1.0	)(a)	—
Add Back:
Taxes	—		—
Net interest and other expense (income)	0.1		(0.2)
Stock-based compensation	2.7		2.8
Restructuring costs	—		0.2	(b)
Loss on investment	0.2		0.2
Depreciation and amortization of acquisitions	0.3		0.6
Settlement costs			0.9	(c)
Non-recurring expenses			2.6	(d)

Adjusted EBT	$(0.6)		$5.4

Adjusted EBT per share	$(0.02)		$0.13
Basic Weighted Average Shares	11,576,364		33,847,007
Add: Diluted shares	19,435,002		7,453,574

Weighted Average Diluted Shares	31,011,366		41,300,581

Diluted shares used in per share calculation	31,011,366		41,300,581

Outstanding Common Shares at period end			35,097,657
Outstanding options and restricted stock at period end			6,167,789
Outstanding warrants at period end			942,380

(a)	One-time recognition of $1.0 million in revenues that were previously deferred in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition in Financial Statements.

(b)	Restructuring costs related to the integration of A1 Wireless USA and the related restructuring of the Company’s workforce of $0.2 million, including severance costs for employees terminated in Q1 2005 and trailing rental expenses for excess facilities that were terminated in Q1 2005.

(c)	In calculating Adjusted EBT, the Company adds back settlement costs associated with the A1 Wireless USA acquisition incurred during the period, as these expenses are not expected to be incurred in future periods. Included in settlement costs are vendor termination and settlement costs of $0.7 million associated with the A1 Wireless USA acquisition, and A1 Wireless USA relationship termination and settlement costs of $0.2 million.

(d)	In calculating Adjusted EBT, the Company adds back non-recurring expenses that were eliminated in the current period and are not expected to be incurred in any future periods. Included in non-recurring expenses are costs related to the integration of A1 Wireless USA of $0.5 million which represent salaries and benefits paid to former A1 employees; outsourcing costs of $0.4 million, which represent costs incurred related to a terminated customer service vendor; elimination of product line costs of $0.9 million, incurred related to a now corrected, temporary rate plan matching discrepancy between our carrier offering and customer purchases resulting in excessive cost of sales; and employee costs of $0.8 million related to salaries and benefits for employees terminated in the quarter through increased operating efficiency.